UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2009
KORN/FERRY INTERNATIONAL
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14505 (Commission File Number)	95-2623879 (IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California (Address of Principal Executive Offices)	90067 (Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01	Other Events.
     On July 16, 2009, the Board of Directors of Korn/Ferry International (the “Company”) unanimously adopted and approved the Korn/Ferry International Amended and Restated 2008 Stock Incentive Plan (the “A&R 2008 Plan”), subject to stockholder approval, to make available 2,360,000 additional shares (the “Additional Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”) for stock based awards. The Company’s stockholders approved the A&R 2008 Plan at the 2009 Annual Meeting of Stockholders held on September 10, 2009 (the “Restatement Effective Date”).
     The A&R 2008 Plan is identical to the Korn/Ferry International 2008 Stock Incentive Plan, other than the increase in the number of shares authorized for issuance described above, a change in the share-counting formula whereby full value awards count as 1.5 shares (as opposed to 1.8 shares) against the pool of shares available for issuance under the A&R 2008 Plan for shares granted on or after the Restatement Effective Date, and certain administrative changes. Subject to certain adjustments, the maximum number of shares of the Company’s Common Stock that may be issued pursuant to awards granted under the A&R 2008 Plan will be 3,980,000 plus any shares subject to outstanding awards under the Company’s Performance Award Plan, as of August 8, 2008, that on or after such date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares). The Company intends to continue to use the 2008 Stock Incentive Plan Form of Restricted Stock Award Agreement and 2008 Stock Incentive Plan Form of Stock Option Agreement, each of which were previously described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 12, 2009, and attached as exhibits thereto, as the forms of restricted stock and stock option awards for certain participants in the A&R 2008 Plan, including the Company’s named executive officers.
     The foregoing description of the terms of the A&R 2008 Plan is qualified in its entirety by reference to the actual terms of the A&R 2008 Plan, which is incorporated herein by reference.
     In connection with the approval of the A&R 2008 Plan the Company committed that at least 50% of the Additional Shares underlying all awards granted in any fiscal year (counting options, stock appreciation rights, restricted stock and restricted stock units on a one to one basis for purposes of this calculation) would be stock options.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Amended and Restated Korn/Ferry International 2008 Stock Incentive Plan, filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-161844), filed with the Securities and Exchange Commission on September 10, 2009 and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL (Registrant)
Date: September 11, 2009	/s/ Michael A. DiGregorio
(Signature)
	Name:	Michael A. DiGregorio
	Title:	Executive Vice President and Chief Financial Officer